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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 18, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


             Minnesota                               0-25620                          41-1459569
  (State or other jurisdiction of           (Commission file number)               (I.R.S. Employer
           incorporation)                                                         Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated December 18, 2003

Item 9.           Regulation FD Disclosure.

                  On December 18, 2003, A.S.V., Inc. ("ASV") issued a press release disclosing its initial financial outlook for 2004 which included a discussion of its estimated anticipated net sales and anticipated earnings per share for the twelve months ending December 31, 2004.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2003



                                        A.S.V., Inc.


                                        By: /s/ Gary Lemke
                                           -----------------------------------
                                            Its:  President
                                                ------------------------------





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  99       Press release dated December 18, 2003